                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 96-8 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996

                              CUSIP#'S   393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                              TRUST ACCOUNT #80-4146600
                              REMITTANCE DATE: 10/15/96
                                                 Total $        Per $1,000
                                                 Amount           Original
                                                 ------        -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $3,763,321.69

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      3,763,321.69

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.25%)         6.25%
          b. Class A-1 Interest                  185,546.88     2.60416674
          c. Class A-2 Remittance Rate(6.55%)         6.55%
          d. Class A-2 Interest                  109,166.67     2.72916675
          e. Class A-3 Remittance Rate(6.70%)         6.70%
          f. Class A-3 Interest                  174,479.17     2.79166672
          g. Class A-4 Remittance Rate(7.00%)         7.00%
          h. Class A-4 Interest                  282,625.00     2.91666667
          i. Class A-5 Remittance Rate(7.30%)         7.30%
          j. Class A-5 Interest                   64,483.34     3.04166698
          k. Class A-6 Remittance Rate(7.60%)         7.60%
          l. Class A-6 Interest                  361,000.00     3.16666667
          m. Class A-7 Remittance Rate (8.05%,
             unless Weighted Average Contract
             Rate is below 8.05%)                      8.05%
          n. Class A-7 Interest                  339,273.96     3.35416668

     (3)  Amount applied to:
          a.  Unpaid Class A Interest
              Shortfall                                 .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 2

                                CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                TRUST ACCOUNT #80-4146600
                                REMITTANCE DATE: 10/15/96

                                                  Total $        Per $1,000
                                                   Amount         Original
                                                  --------       ----------
    (4)  Remaining:
         a.  Unpaid Class A Interest
             Shortfall                                 .00              .00

B.  Principal
    (5)  Formula Principal Distribution
          Amount                              1,937,442.30              N/A
         a.  Scheduled Principal                189,563.43              N/A
         b.  Principal Prepayments            1,082,476.97              N/A
         c.  Liquidated Contracts                      .00              N/A
         d.  Repurchases                               .00              N/A
         e.  Current Month Advanced Principal   665,401.90              N/A
         f.  Prior Month Advanced Principal            .00              N/A

    (6)  Pool Scheduled Principal Balance   598,779,824.60

   (6b)  Adjusted Pool Principal Balance    598,114,422.70     996.77120860
   (6c)  Pool Factor                            0.99677121

   (7)   Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date      .00

   (8)   Class A Percentage for such Remittance
          Date                                      92.49%

   (9)   Class A Percentage for the following
          Remittance Date                           92.47%

   (10)  Class A Principal Distribution:
         a. Class A-1                         1,937,442.30      27.19217263
         b. Class A-2                                  .00              .00
         c. Class A-3                                  .00              .00
         d. Class A-4                                  .00              .00
         e. Class A-5                                  .00              .00
         f. Class A-6                                  .00              .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 3

                                                    CUSIP#'S 393505-
                                                    QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                    TRUST ACCOUNT #80-4146600
                                                    REMITTANCE DATE: 10/15/96


                                                     Total $         Per $1,000
                                                     Amount           Original
                                                     -------         ----------
(11)      Class A-1 Principal Balance             69,312,557.48     972.80782428
(11a)     Class A-1 Pool Factor                        .9728078

(12)      Class A-2 Principal Balance             40,000,000.00     1000.0000000
(12a)     Class A-2 Pool Factor                      1.00000000

(13)      Class A-3 Principal Balance             62,500,000.00     1000.0000000
(13a)     Class A-3 Pool Factor                      1.00000000

(14)      Class A-4 Principal Balance             96,900,000.00     1000.0000000
(14a)     Class A-4 Pool Factor                      1.00000000

(15)      Class A-5 Principal Balance             21,200,000.00     1000.0000000
(15a)     Class A-5 Pool Factor                      1.00000000

(16)      Class A-6 Principal Balance            114,000,000.00     1000.0000000
(16a)     Class A-6 Pool Factor                      1.00000000

(17)      Class A-7 Principal Balance            101,150,000.00     1000.0000000
(17a)     Class A-7 Pool Factor                     1.000000000

(18)      Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                              .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 4


                                                    CUSIP#'S 393505-
                                                    QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                    TRUST ACCOUNT #80-4146600
                                                    REMITTANCE DATE: 10/15/96

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (19)    31-59 days                           150,132.38               4

  (20)    60 days or more                             .00               0

  (21)    Current Month Repossessions                 .00               0

  (22)    Repossession Inventory                      .00               0


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date    .00%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                .0%

(24)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date   .03%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                .01%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 5


                                                    CUSIP#'S 393505-
                                                    QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                    TRUST ACCOUNT #80-4146600
                                                    REMITTANCE DATE: 10/15/96

(25)  Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from June 1, 2000 to
           May 31, 2001, 6.5% from June 1, 2001 to May 31,
           2002, 8.5% from June 1, 2002 to May 31, 2003 and
           and 9.5% thereafter)                                         0%

(26)  Current Realized Losses Test

      (a)  Current Realized Losses for current Remittance Date          0

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                        0%

(27)  Class M-1 Principal Balance Test

      (a)  The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date (must equal
           or exceed 25.5%)                                         15.51%

(28)  Class B Principal Balance Test

      (a)  Class B Principal Balance (before any distributions
           on current Remittance Date) as of such Remittance date
           greater than $7,437,576.00                                 .00

      (b)  Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 11.25%                           7.51%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996        CUSIP NO. 393505QQ8
                                    Page 6             TRUST ACCOUNT #80-4146600
                                                       REMITTANCE DATE: 10/15/96


                                                       Total $        Per $1,000
                                                        Amount         Original
                                                       -------        ----------
CLASS M1 CERTIFICATES
---------------------
(29)   Amount available (including Monthly
       Servicing Fee)                                 309,304.37

A.     Interest
(30)   Aggregate interest
       a.   Class M-1 Remittance Rate (7.70%,
             unless Weighted Average Contract
             Rate is below 7.70%)                           7.85%
       b.   Class M-1 Interest                        157,000.00      3.27083333

(31)   Amount applied to Class M-1 Interest
        Deficiency Amount                                    .00               0

(32)   Remaining unpaid Class M-1 Interest
        Deficiency Amount                                    .00               0

(33)   Amount Applied to:
       a.   Unpaid Class M-1 Interest Shortfall              .00               0

(34)   Remaining:
       a.   Unpaid Class M-1 Interest Shortfall              .00               0

B.     Principal
(35)   Formula Principal Distribution Amount                 .00             N/A
       a.   Scheduled Principal                              .00             N/A
       b.   Principal Prepayments                            .00             N/A
       c.   Liquidated Contracts                             .00             N/A
       d.   Repurchases                                      .00             N/A

(36)   Class M-1 Principal Balance                 48,000,000.00   1000.00000000
(36a)  Class M-1 Pool Factor                          1.00000000

(37)   Class M-1 Percentage for such Remittance
       Date                                                  .00%

                     GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B1 CERTIFICATES
                             MONTHLY REPORT
                              September, 1996          CUSIP NO. 393505-QR6,QR4
                                Page 7                 TRUST ACCOUNT #80-4146600
                                                       REMITTANCE DATE: 10/15/96

                                                          Total $     Per $1,000
                                                           Amount      Original
                                                          -------     ----------
(38) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                                .00       0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                              .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date             .00

(40) Class M-1 Percentage for the following
     Remittance Date                                        .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                  152,304.37

(2)  Class B-1 Remittance Rate (7.79% unless
     Weighted Average Contract Rate is below 7.95%)        7.95%

(3)  Aggregate Class B1 Interest                      79,500.00       3.31250000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                  .00              .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                     .00              .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                      .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                      .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date               .00

(8a) Class B Percentage for such Remittance Date            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               September, 1996         CUSIP NO. 393505 QR6, QR4
                                   Page 8              REMITTANCE DATE: 10/15/96

                                                         Total $      Per $1,000
                                                          Amount       Original
                                                         -------      ----------

(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                .00

(10a)  Class B1 Principal Shortfall                          .00

(10b)  Unpaid Class B1 Principal Shortfall                   .00

(11)   Class B Principal Balance                   45,051,865.00

(12)   Class B1 Principal Balance                  24,000,000.00


Class B2 Certificates
---------------------
(13)   Remaining Amount Available                      72,804.37

(14)   Class B-2 Remittance Rate (8.30%
       unless Weighted Average Contract
       Rate is less than 8.30%)                             8.30%

(15)   Aggregate Class B2 Interest                     72,804.37      3.45833350

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                 .00             .00

(17)   (Remaining Unpaid Class B2 Interest Shortfall)        .00             .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date              .00

(19)   Class B2 Principal Liquidation Loss Amount            .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                  .00

(21)   Guarantee Payment                                     .00

(22)   Class B2 Principal Balance                  21,051,865.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B2 CERTIFICATES
                                MONTHLY REPORT
                               September, 1996         CUSIP NO. 393505-QR6, QR4
                                  Page 9               REMITTANCE DATE: 10/15/96

                                                         Total $      Per $1,000
                                                          Amount       Original
                                                         -------      ----------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                        .00

(24) 3% Guarantee Fee                                        .00

(25) Class C Residual Payment                                .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                         .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                         .00

(28) Repossessed Contracts                                   .00

(29) Repossessed Contracts Remaining
     in Inventory                                            .00

(30) Weighted Average Contract Rate                     10.32198